Subsequent events	12 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
Subsequent events	Subsequent eventsOn April 16, 2021, the Company acquired all of the outstanding shares of Vend Limited ("Vend"), a cloud-based retail management software company based in Auckland, New Zealand. The fair value of consideration transferred of $368,079 consisted of $187,993 cash paid on the closing date, net of cash acquired, and 2,692,277 Common Shares, at a fair value of $66.89 per share at the closing date, which is based on the quoted price of the Common Shares on the NYSE on the closing date. Additional cash may be paid by (or returned to) the Company due to a post-closing working capital adjustment. The assessment of the purchase price and the accounting for this acquisition has not yet been finalized and certain IFRS 3 disclosures have not been included due to the timing of the acquisition.